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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)

        In connection with Oriental Financial Group Inc.'s ("Oriental") annual report on Form 10-K for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rafael Valladares, Senior Vice President and Principal Financial Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

  (1)
  the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

        In witness whereof, I execute this certification in San Juan, Puerto Rico, this 23rd day of September, 2002.

/s/ RAFAEL VALLADARES Rafael Valladares Senior Vice President and Principal Financial Officer

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  EXHIBIT 99.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. §1350)